Exhibit 10.2
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.
FIRST AMENDMENT OF LICENSE AGREEMENT
THIS FIRST AMENDMENT OF LICENSE AGREEMENT (the “First Amendment”) is made and entered into as of the 20th day of May, 2010 (the “Effective Date”), by and between Idenix Pharmaceuticals, Inc., a company organized under the laws of the State of Delaware with its principal place of business at 60 Hampshire Street, Cambridge, Massachusetts 02139, USA (“Idenix”), and ViiV Healthcare Company, successor in interest to SmithKline Beecham Corporation, doing business as GlaxoSmithKline, a company organized under the laws of the State of Delaware, with its principal place of business at Five Moore Drive, Research Triangle Park, North Carolina, 27709, USA (“ViiV”).
W I T N E S S E T H:
WHEREAS, Idenix and SmithKline Beecham Corporation, doing business as GlaxoSmithKline have previously entered into and executed a License Agreement dated February 4, 2009 (the “Agreement”);
WHEREAS, SmithKline Beecham Corporation assigned the Agreement to ViiV on October 29, 2009 and
WHEREAS, the Parties desire to amend the Agreement as hereafter provided, in accordance with Section 14.12 of the Agreement.
NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Capitalized terms used herein but not defined herein will have the meanings ascribed to such terms in the Agreement.

2.	Section 5.2(a) entitled “Development Milestones” will be amended by:
(a)	deleting the Milestone Payment for the milestone described in subparagraph (iii) of in the Milestone Payment chart (Successful Completion of a segment II reproductive toxicity study) and replacing it as follows:

“[**] U.S. Dollars (US $[**]); and

(b)	deleting the Milestone Payment for the milestone described in subparagraph (vii) of in the Milestone Payment chart (First patient dosed in first Phase II Clinical Trial studying chronic dosing (24 – 48 weeks) in combination with other ARTs in HIV-infected patients as defined in the Development Plan) and replacing it as follows:

“[**] U.S. Dollars (US $[**]).

For the avoidance of doubt, the Milestone Payment chart in Section 5.2(a) will be restated in its entirety to include the replacement language:

Milestone Event:	Milestone Payment:
(i) Successful Completion of development of the first formulation of a Licensed Compound	[**] U.S. Dollars (US $[**])
(ii) Successful Completion of development of the first fixed dose combination formulation of a Licensed Compound	[**] U.S. Dollars (US $[**])
(iii) Successful Completion of a segment II reproductive toxicity study	[**] U.S. Dollars (US $[**])
(iv) Successful Completion of a six (6) month rodent chronic toxicology study	[**] U.S. Dollars (US $[**])
(v) Successful Completion of a chronic toxicology non-rodent study of at least nine (9) months	[**] U.S. Dollars (US $[**])
(vi) Successful Completion of a carcinogenicity program in at least one (1) rodent species	[**] U.S. Dollars (US $[**])
(vii) First patient dosed in first Phase II Clinical Trial studying chronic dosing (24 – 48 weeks) in combination with other ARTs in HIV-infected patients as defined in the Development Plan	[**] U.S. Dollars (US $[**])
(viii) First patient dosed in Phase III Clinical Trial of a Product for HIV	[**] U.S. Dollars (US $[**])
(ix) Acceptance for review by the FDA of an NDA for first Product for HIV	[**] U.S. Dollars (US $[**])
(x) Acceptance for review by EMEA of an NDA for first Product for HIV	[**] U.S. Dollars (US $[**])
(xi) Acceptance for review by MHLW of an NDA for first Product for HIV	[**] U.S. Dollars (US $[**])
(xii) Receipt of Regulatory Approval from the FDA for first Product for HIV	[**] U.S. Dollars (US $[**])
(xiii) First Commercial Sale of the first Product for HIV in the first of one (1) of the following countries: [**].	[**] U.S. Dollars (US $[**])
(xiv) Receipt of Regulatory Approval from the MHLW for first Product for HIV	[**] U.S. Dollars (US $[**])

4.	Except as specifically provided herein, the terms and provisions of the Agreement will remain in full force and effect.

5.	This First Amendment may be executed in one or more counterparts, each of which will be deemed an original, and all of which will constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives as of the Effective Date of this First Amendment.

Idenix Pharmaceuticals, Inc.		ViiV Healthcare Company

By:	/s/ Jean Pierre Sommadossi	By:	/s/ John Pottage
	Name: Jean Pierre Sommadossi, Ph.D.		Name: John Pottage
	Title: Chief Executive Officer		Title: Chief Scientific and Medical Officer